[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item 601(b)(10). Such excluded information is not material and would likely cause competitive harm to the registrant if publicly disclosed.

Exhibit 10.5(c)

AMENDMENT NO. 2 TO ADMINISTRATIVE SERVICES AGREEMENT

This Amendment No. 2 to Administrative Services Agreement (this “Amendment No. 2”) is effective as of March 7, 2022 (the “Amendment No. 2 Effective Date”) and is entered into between Omada Health, Inc. (“Omada”) and Cigna Health and Life Insurance Company (“CHLIC”).

WHEREAS, Omada and CHLIC are parties to an Administrative Services Agreement, effective January 1, 2020 (the “Admin Agreement”) and as amended on April 6, 2021 (“Amendment No. 1”); and

WHEREAS, Omada and CHLIC wish to amend the Admin Agreement, pursuant to Section 7.08 of the Admin Agreement, to reflect changes that have arisen subsequent to the effective date of the Admin Agreement;

NOW THEREFORE, Omada and CHLIC hereby agree to amend the Admin Agreement to memorialize when certain changes to the CHLIC Compensation described in Amendment 1 to the Admin Agreement went into effect, and to make other changes, each as further set forth herein:

1.	Interpretation. Capitalized terms used in this Amendment No. 2 but not defined herein shall have the respective meanings set forth in the Admin Agreement.

2.

CHLIC Compensation. Company and Supplier hereby agree and acknowledge that the CHLIC Compensation set forth in Amendment No. 1 to the Admin Agreement went into effect for the respective Client Accounts as of the date set forth in the table below

Client Account Name	Cutover Date
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

3.

Exceptions to CHLIC Compensation Amendments. Further, Company and Supplier hereby agree that the CHLIC Compensation set forth in Amendment No. 1 to the Admin Agreement are not effective and shall not take effect with respect to the following Client Accounts, [***].

4.	Incorporation and Ratification of Agreement. Except as set forth herein, the Admin Agreement shall remain unchanged.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 2 to be executed as of the Amendment No. 2 Effective Date by their respective duly authorized representatives.

CIGNA HEALTH AND LIFE INSURANCE COMPANY	OMADA HEALTH, INC.

Signature: /s/ Dawn Salan	Signature: /s/ Sean Duffy
Print Name: Dawn Salan	Print Name: Sean Duffy
Title: Third Party Management, Managing Director	Title: CEO

Date: 3/8/2022 | 09:44 AM PST	Date: 3/8/2022 | 10:55 AM PST